SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A1


                               ------------------


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                August 21, 1998

                              --------------------



                               PROCYON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                       0-17449                  36-8732690
-----------------------         ----------------------         -------------
(State of incorporation)       (Commission File Number)        (IRS Employer
                                                             Identification No.)


                        1150 Cleveland Street, Suite 410
                           Clearwater, Florida 34615
                     --------------------------------------
                    (Address of principal executive offices)


                                 (813) 447-2998
              (Registrant's telephone number, including area code)

ITEM 7.  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not aapplicable.

(c) The following exhibit is furnished herewith in accordance with the provisions of Item 601 of Regulation S-B:

                                                                     Reg. S-B
Exhibit No.         Description                                       Item No.
-----------         -----------                                       --------

   16.2       Letter regarding change in certifying accountants          16





                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PROCYON CORPORATION





Date:  September 18, 1998                     By:  /s/  John C. Anderson
                                                   -----------------------------
                                                   John C. Anderson, President



                                       2